Exhibit 99.1

PHH Mortgage Corporation 1661 Worthington Road #100 West Palm Beach, Florida 34409	Deloitte & Touche LLP Suite 301 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of mortgage loans in connection with the proposed offering of Ocwen Loan Investment Trust 2024-HB1 Asset-Backed Notes, Series 2024-HB1. PHH Mortgage Corporation (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth on the Statistical Data File. Additionally, Barclays Capital Inc., Nomura Securities International, Inc. and Performance Trust Capital Partners, LLC (collectively with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On February 8, 2024, representatives of the Company provided us with a computer-generated mortgage asset data file and related record layout containing data, as represented to us by the Company, as of the close of business December 31, 2023, with respect to 838 mortgage loans (“Statistical Data File”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the mortgage loans relating to the mortgage asset characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

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Characteristics

1	Loan ID (for informational purposes only)	57	Index Level
2	Subservicer Loan ID (for informational purposes only)	58	Rate Margin
3	FHA Case Number (for informational purposes only)	59	Interest Reset Frequency
4	Original UPB	60	Property Type
5	Loan Balance	61	Property Address
6	Borrower Advance Balance	62	Property City
7	Current Total UPB	63	Property State
8	Max Claim Amount	64	Property Zip Code
9	Percent Max Claim	65	Property Unit Count
10	Property Most Recent Appraisal Date	66	Original Service Fee Set Aside
11	Property Most Recent Appraisal Value	67	Current Service Fee Set Aside
12	Closing Date	68	Original Repairs Set Aside
13	Original Appraisal Value	69	Current Repairs Set Aside
14	Loan Status	70	Original First Year Prop Charge Set Aside
15	Due & Payable One Year Deadline	71	Current First Year Prop Charge Set Aside
16	Due & Payable 1st Extension Deadline Date	72	Original Taxes and Insurance Set Aside
17	Due & Payable 1st Extension Approved Date	73	Current Taxes and Insurance Set Aside
18	Due & Payable 2nd Extension Deadline Date	74	Total Advance Balance
19	Due & Payable 2nd Extension Approved Date	75	Curtailment Date
20	GNMA Buyout Date	76	Curtailment Reason
21	FCL Confirmed Sale Date	77	Curtailed Flag
22	FCL 1st Legal Deadline Date	78	Curtailment to date
23	FCL 1st Legal Completed Date	79	Curtailment as of Settlement Date
24	Default Type Description	80	HUD Insured Flag
25	Called Due Type Description	81	HUD Insured Status
26	Default Date	82	REO Flag
27	Called Due Date	83	Status 2
28	UPB at Called Due Date	84	Funding Date
29	Marketable Title Date	85	Monthly Servicing Fee
30	Borrower First Name	86	Servicing Fee Margin
31	Borrower Last Name	87	MIP Rate
32	Borrower Gender	88	Monthly Payment
33	Borrower DOB	89	Payment Type
34	Borrower Age	90	Next Rate Review
35	Borrower Death Date	91	Property MIC Endorse Date
36	Co-Borrower First Name	92	Loan Type
37	Co-Borrower Last Name	93	Original Principal Limit
38	Co-Borrower Gender	94	Due & Payable Appraisal Date
39	Co-Borrower DOB	95	Due & Payable Appraisal Value
40	Co-Borrower Age	96	FCL Appraisal Date
41	Co-Borrower Death Date	97	FCL Appraisal Value
42	Original Line of Credit Reserve	98	Short Sale Appraisal Date
43	Current Line of Credit Reserve	99	Short Sale Appraisal Value
44	Net LOC	100	DIL Appraisal Date
45	Principal Limit	101	DIL Appraisal Value
46	Original Note Rate	102	Appraisal-Based Claim Date
47	Current Interest Rate	103	Owner Occupied
48	Debenture Interest Rate	104	Force Placed Insurance Date
49	Interest Rate Type	105	Loss Draft Balance
50	Term Payment Frequency	106	LESA Balance
51	Term Payment Amount	107	Foreclosure Type
52	Payment Term	108	Loan Sub-Status
53	Term Months Left	109	Initial Claim Date
54	Subsequent Interest Rate Cap	110	Supp Claim Date
55	Lifetime Cap	111	REO Sale Date
56	Rate Index	112	Estimated Settlement Date

We compared Characteristics 4. through 112. to the corresponding information set forth on or derived from electronic mortgage loan files and reconciliation report prepared, created and delivered by the Company, as of close of business December 31, 2023 (collectively, the “Mortgage Documentation File”).

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The Mortgage Documentation File described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Source Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Source Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In addition, we make no representations as to whether the Source Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding mortgage loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Source Documents, except as indicated in Appendix A. Supplemental information is contained in Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the mortgage loans underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the mortgage loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

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This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

February 9, 2024

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Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 9, 2024.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description
1	One difference in closing date.
2	Two differences in called due date.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

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Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 9, 2024

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Mortgage Loan Number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on or derived from the Mortgage Documentation File

1	[REDACTED]	Closing date	XXX	XXX
2	[REDACTED]	Called due date	XXX	XXX
2	[REDACTED]	Called due date	XXX	XXX

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.